UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

EUCRATES BIOMEDICAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EUCRATES BIOMEDICAL ACQUISITION CORP.
250 WEST 55TH STREET, SUITE 13D
NEW YORK, NEW YORK 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2022

TO THE SHAREHOLDERS OF EUCRATES BIOMEDICAL ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of the 2022 annual general meeting (the “special meeting”) of shareholders of Eucrates Biomedical Acquisition Corp. (“Eucrates,” “Company,” “we,” “us” or “our”) to be held at 9:00 a.m. Eastern Time on Monday, October 24, 2022. The formal meeting notice and proxy statement for the special meeting are attached.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting                            . We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing due to the ongoing COVID-19 pandemic. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting in person online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend. The special meeting is to be held for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend Eucrates’ amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Eucrates must consummate a business combination (the “Extension”) from October 27, 2022 to April 27, 2023, (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”);

•	a proposal to elect each of Mr. William I. Campbell and Ms. Nina Shapiro as Class I directors of the Company (the “Director Proposal”); and

•	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal or the Director Proposal (the “Adjournment Proposal”).

Each of the Extension Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

-i-

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow Eucrates more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Eucrates has until October 27, 2022 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our board of directors (the “Board”) believes that there will not be sufficient time before October 27, 2022 to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Eucrates must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in our future business combination. In the event that Eucrates enters into a definitive agreement for a business combination prior to the special meeting, Eucrates will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders (“public shareholders”) of Eucrates’ ordinary shares (“public shares”) sold in its initial public offering (“IPO”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments. This right of redemption is provided for and is required by Eucrates’ Amended and Restated Memorandum and Articles of Association, and Eucrates also believes that such redemption right protects Eucrates’ public shareholders from having to sustain their investments for an unreasonably long period if Eucrates fails to consummate a business combination by the Extended Date. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the trust account, Eucrates estimates that the per-share pro rata portion of the trust account will be approximately $10.07 at the time of the special meeting. The closing price of Eucrates’ shares on September 27, 2022 was $10.00. Eucrates cannot assure shareholders that they will be able to sell their shares of Eucrates in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by October 27, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.

-ii-

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Director Proposal is required to elect each of the two nominees as Class I directors pursuant to the Director Proposal.

The affirmative vote of a majority of the Company”s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on September 30, 2022 as the date for determining Eucrates shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Eucrates shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal, the Director Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of Eucrates and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Proposal, “FOR” each director nominee and, if presented, “FOR” the Adjournment Proposal.

No other business shall be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Director Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

_______________, 2022	By Order of the Board of Directors

Parag Saxena, Chief Executive Officer

-iii-

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the special meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 24, 2022: This notice of meeting and the accompanying proxy statement are available at:                            .

-iv-

EUCRATES BIOMEDICAL ACQUISITION CORP.

250 WEST 55TH STREET, SUITE 13D
NEW YORK, NEW YORK 10019

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 24, 2022

PROXY STATEMENT

The special meeting (the “special meeting”) of shareholders of Eucrates Biomedical Acquisition Corp. (“Eucrates,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held at 9:00 a.m. Eastern Time on Monday, October 24, 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at                            , for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend Eucrates’ amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Eucrates must consummate a business combination (the “Extension”) from October 27, 2022 to April 27, 2023, (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”);

•	a proposal to elect each of Mr. William I. Campbell and Ms. Nina Shapiro as Class I directors of the Company (the “Director Proposal”); and

•	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of the plan of our Board to extend the date that Eucrates must complete an initial business combination. The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow Eucrates more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Eucrates has until October 27, 2022 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our Board believes that there will not be sufficient time before October 27, 2022 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Eucrates must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in our future business combination. In the event that Eucrates enters into a definitive agreement for a business combination prior to the special meeting, Eucrates will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

-v-

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Director Proposal is required to elect each of the two nominees as Class I directors pursuant to the Director Proposal. The affirmative vote of a majority of the Company's ordinary shares entitled to vote which are present (in person or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

In connection with the Extension Proposal, holders (“public shareholders”) of Eucrates’ ordinary shares sold in its IPO (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal. Eucrates believes that such redemption right protects Eucrates’ public shareholders from having to sustain their investments for an unreasonably long period if Eucrates fails to complete its initial business combination in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two business days prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $105.4 million that was in the trust account as of September 27, 2022. In such event, Eucrates may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

-vi-

If the Extension Proposal is not approved and we do not consummate a business combination by October 27, 2022, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (net of taxes payable, and less costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs by way of a voluntary liquidation, as further described herein. Any redemption of public shareholders from the trust account shall be effected as required by our Amended and Restated Memorandum and Articles of Association prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the trust account (net of taxes payable, and less costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000) pro rata to our public shareholders, then such winding up, liquidation and distribution must comply with the applicable provisions of the BVI Business Companies Act of 2004. In that case, investors may be forced to wait beyond October 27, 2022 before the proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. Except as otherwise described herein, we have no obligation to return funds to investors prior to the date of any redemption required as a result of our failure to consummate our initial business combination within the period described above or our liquidation, unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon any such redemption of public shares as we are required to effect or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our initial shareholders have waived their rights to participate in any liquidation distribution with respect to the ordinary shares initially purchased by our sponsor in a private placement prior to our IPO (the “founder shares”) and the shares included within the units purchased by our sponsor at the time of our IPO (the “private shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Eucrates’ warrants, which will expire worthless in the event we wind up.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal and the Director Proposal.

The record date for the special meeting is September 30, 2022. Record holders of Eucrates ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 13,459,124 outstanding ordinary shares of Eucrates, including 10,479,626 outstanding public shares. Eucrates’ warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated ____________, 2022 and is first being mailed to shareholders on or about that date.

-vii-

TABLE OF CONTENTS

-viii-

EUCRATES BIOMEDICAL ACQUISITION CORP.
250 WEST 55TH STREET, SUITE 13D
NEW YORK, NEW YORK 10019

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2022

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2022 annual general meeting of shareholders to be held on Monday, October 24, 2022, at 9:00 a.m., Eastern Time, as a virtual meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Eucrates is a blank check company formed in August 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On October 27, 2020, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit, generating gross proceeds of $100,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of 350,000 units (the “private placement units”) to our sponsor at a price of $10.00 per unit, generating gross proceeds of $3,500,000. On November 20, 2020, in connection with the underwriters’ election to partially exercise their over-allotment option, we consummated the sale of an additional 479,626 units and the sale of an additional 9,592 private placement units, generating total gross proceeds of $4,892,185. A total of $104,796,260 was placed in the trust account. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination(s) consummated on or before a certain date. The Board believes that it is in the best interests of the shareholders to continue Eucrates’ existence until the Extended Date in order to allow Eucrates more time to complete a business combination. In addition, we are proposing the election of two directors to the Board to serve as Class I directors of the Company.

Q.	What is being voted on?	A.	You are being asked to vote on:

• a proposal to further amend Eucrates’ Amended and Restated Memorandum and Articles of Association to extend the date by which Eucrates must consummate a business combination from October 27, 2022 to April 27, 2023 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”);

• a proposal to elect each of Mr. William I. Campbell and Ms. Nina Shapiro as Class I directors of the Company (the “Director Proposal”); and

• a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal and the Director Proposal.

The Extension Proposal is essential to the overall implementation of our Board’s plan to extend the date by which we have to complete a business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal and the Director Proposal.

Q.	Why is the Company proposing the Extension Proposal?	A.	Eucrates’ Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination(s) consummated on or before October 27, 2022. While Eucrates is currently in discussions with respect to business combination opportunities, Eucrates has not yet executed a definitive agreement for a business combination. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete a business combination.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination.

Q.	Why should I vote for the Extension Proposal?	A.	The Board believes that given Eucrates’ expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Eucrates must complete a business combination until the Extended Date and to allow for the Election.

Eucrates’ Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the Company’s ordinary shares which are present (in person online or by proxy) and which vote at the special meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond October 27, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, Eucrates’ Amended and Restated Memorandum and Articles of Association and Trust Agreement require that all public shareholders have an opportunity to redeem their public shares in the case Eucrates’ corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Eucrates shareholders from having to sustain their investments for an unreasonably long period if Eucrates failed to complete a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Eucrates’ expenditure of time, effort and money on potential business combinations, circumstances warrant providing those who would like to consider whether a business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as Eucrates is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Eucrates’ Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q.	How does the Board recommend that I vote on the Director Proposal?	A.	The Board recommends that you vote "FOR" each of Mr. William I. Campbell and Ms. Nina Shapiro to serve as Class I directors of the Company.

Q.	How do the Eucrates insiders intend to vote their shares?	A.	All of Eucrates’ directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal, the election of Mr. William I. Campbell and Ms. Nina Shapiro to serve as Class I directors of the Company, and the Adjournment Proposal.

Eucrates’ directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares or private shares. Public shares purchased on the open market by Eucrates’ directors, executive officers and their respective affiliates may be redeemed. On the record date, Eucrates’ directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote an aggregate of 2,619,906 ordinary shares, representing approximately 19.5% of Eucrates’ issued and outstanding ordinary shares. Eucrates’ directors, executive officers, initial shareholders and their affiliates did not beneficially own any public shares as of such date.

Eucrates’ directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any public shares held by or subsequently purchased by affiliates of Eucrates may be voted in favor of the Extension Proposal.

Q.	What vote is required to adopt the Extension Proposal?	A.	Pursuant to Eucrates’ Amended and Restated Memorandum and Articles of Association, approval of the Extension Proposal will require the affirmative vote of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

Q.	What vote is required to approve the Director Proposal and the Adjournment Proposal?	A.	The affirmative vote of a majority of the Company's ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which voted on the Director Proposal will be required to elect each of the two nominees as directors. Abstentions will have no effect with respect to approval of this proposal.

The affirmative vote of a majority of the Company's ordinary shares entitled to vote and which are present (in person or by proxy) at the special meeting and which voted will be required to direct the chairman to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal or the Director Proposal. Abstentions will have no effect with respect to approval of this proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the Nasdaq Capital Market applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. We believe that each of the proposals are “non-discretionary” items.

Q.	What if I don’t want to vote for the Extension Proposal?	A.	If you do not want the Extension Proposal to be approved, you should vote against the Extension Proposal. If the Extension Proposal is approved, and the Extension is implemented, and you have exercised your redemption rights then the Withdrawal Amount will be withdrawn from the trust account and paid to you and the other redeeming public shareholders.

Q.	Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until the Extended Date as described in this proxy statement, Eucrates does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Eucrates has provided that all holders of public shares, whether they vote for or against the Extension Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combination, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q.	What happens if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved and we have not consummated a business combination by October 27, 2022, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned (net of taxes payable, and less costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or private shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q.	If the Extension Proposal is approved, what happens next?	A.	If the Extension Proposal is approved, we will have until the Extended Date to complete a business combination.

If the Extension Proposal is approved, we will, pursuant to that certain Investment Management Trust Agreement (the “Trust Agreement”) between us and Continental Stock Transfer & Trust Company, remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal after taking into account the Election.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election and increase the percentage interest of Eucrates’ ordinary shares held by Eucrates’ officers, directors, initial shareholders and their affiliates. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $105.4 million that was in the trust account as of September 27, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, ordinary shares and warrants will remain publicly traded.

Q.	Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person online, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the special meeting.

Q.	How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Eucrates’ Secretary prior to the date of the special meeting or by voting in person online at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Eucrates located at 250 West 55th Street, Suite 13D, New York, NY 10019, Attn: Secretary.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A.	No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals and will have the effect of a vote “AGAINST”.

Q.	What is a quorum requirement?	A.	A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the special meeting if there are present in person or by proxy not less than 50% of the Company’s ordinary shares present at the meeting in person online or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting in person online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?	A.	Only holders of record of Eucrates’ ordinary shares at the close of business on September 30, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 13,459,124 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Eucrates’ transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person online at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the Board recommend voting for the approval of the Extension Proposal and the Director Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal and the director proposal are fair to and in the best interests of Eucrates and its shareholders. The Board recommends that Eucrates’ shareholders vote “FOR” the Extension Proposal, “FOR” each director nominee and “FOR” the Adjournment Proposal, if presented.

Q.	What interests do the Company’s current and former directors and officers have in the approval of the proposals?	A.	Eucrates’ current and former directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal – Interests of Eucrates’ Current and Former Directors and Officers.”

Q.	What happens to the Eucrates warrants if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on October 27, 2022. In such event, your warrants will become worthless.

Q.	What happens to the Eucrates warrants if the Extension Proposal is approved?	A.	If the Extension Proposal is approved, Eucrates will continue to attempt to consummate a business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A.	Eucrates urges you to read carefully and consider the information contained in this proxy statement, including the annex and to consider how the proposals will affect you as a Eucrates shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A.	If you are a holder of record of Eucrates public shares, you may vote in person online at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person online if you have already voted by proxy.

If your shares of Eucrates are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I exercise my redemption rights?	A.	If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Eucrates shares.

Q.	Who can help answer my questions?	A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Eucrates Biomedical Acquisition Corp. 250 West 55th Street, Suite 13D New York, New York 10019 Attn: Parag Saxena Telephone: (212) 710-5220

or:

Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free: (877) 870-8565 Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward- looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Eucrates’ ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Eucrates or any person acting on Eucrates’ behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Eucrates undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated on August 21, 2020 as a British Virgin Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While we may pursue an acquisition opportunity in any business, industry, sector or geographical location, we are focusing on industries that complement our management team’s background, and capitalize on the ability of our management team to identify and acquire a business, focusing on the biomedical or healthcare-related industries. In particular, we are targeting North American and European healthcare companies with the potential to drive transformational change through the convergence of biomedicine and data science, areas in which our management team and Board have extensive operating, investing and transactional experience.

On October 27, 2020, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit, generating gross proceeds of $100,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 350,000 private placement units to our sponsor at a price of $10.00 per unit, generating gross proceeds of $3,500,000.

The units began trading on October 23, 2020 on the Nasdaq Capital Market under the symbol “EUCRU”.

On November 20, 2020, in connection with the underwriters’ election to partially exercise their over-allotment option, we consummated the sale of an additional 479,626 units and the sale of an additional 9,592 private placement units, generating total gross proceeds of $$4,892,185.

Commencing on December 14, 2020, the securities comprising the units began separately trading. The units, ordinary shares, and warrants are trading on the Nasdaq Capital Market under the symbols “EUCRU,” “EUCR” and “EUCRW,” respectively. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed to be our affiliates, computed by reference to the closing sales price for the ordinary shares on September 27, 2022, as reported on the Nasdaq Capital Market, was approximately $104.8 million.

Prior to our IPO, our sponsor purchased an aggregate of 2,875,000 founder shares for an aggregate purchase price of $25,000. On November 24, 2020, a total of 255,094 founder shares were forfeited, resulting in 2,619,906 founder shares issued and outstanding.

The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account. As of September 27, 2022, we had approximately $105.4 million in the trust account. As of September 27, 2022, $60,044 of cash was held outside of the trust account and is available for working capital purposes.

The mailing address of Eucrates’ principal executive office is 250 West 55th Street, Suite 13D, New York, NY 10019, and its telephone number is (212) 710-5220.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

RISK FACTORS

Shareholders should carefully consider the following risk factor, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on April 11, 2022 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, immediately following the special meeting we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.

As indicated above, the Company completed its IPO in October 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act of 1940. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its IPO registration statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire and become worthless.

The funds in the trust account have, since our IPO, been held only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), immediately following the special meeting we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Proposal will receive no more than the same amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed their public shares in connection with the Extension Proposal.

THE EXTENSION PROPOSAL

The Extension Proposal

Eucrates is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Eucrates must consummate a business combination from October 27, 2022 to April 27, 2023.

The Board currently believes that there will not be sufficient time before October 27, 2022 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. If we fail to complete an initial business combination on or before October 27, 2022, we would be precluded from completing our initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Eucrates more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated a business combination by October 27, 2022, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned (net of taxes payable, and less costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject(in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or private shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Eucrates is attached to this proxy statement as Annex A. The full text of the Extension Proposal resolution is set forth in Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until October 27, 2022 to effect a business combination under its terms. Our Board currently believes that there will not be sufficient time before October 27, 2022 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Eucrates must consummate a business combination to the Extended Date in order to provide our shareholders with the chance to participate in our future business combination.

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that consummation of our initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete the business combination beyond October 27, 2022 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of our business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to complete a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding the suitable targets for our initial business combination, thus far, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate a business combination by October 27, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate following October 27, 2022.

The holders of the founder shares and private shares have waived their rights to participate in any liquidation distribution with respect to such founder shares and private shares. There will be no distribution from the trust account with respect to Eucrates’ warrants, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Eucrates will file an amendment to its Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. Eucrates will remain a reporting company under the Exchange Act and its units, outstanding shares and warrants will remain publicly traded. Eucrates will then continue to work to complete a business combination by the Extended Date.

If the Extension Proposal is approved, but Eucrates does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but no more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest earned (net of taxes payable, and less costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or private shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Eucrates’ net asset value based on the number of shares that seek redemption. Eucrates cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $105.4 million that was in the trust account as of September 27, 2022. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election (not including the Contribution).

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the special meeting. As of October 22, 2022, this would amount to approximately $10.07 per share. The closing price of Eucrates’ shares on September 27, 2022 was $10.00. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving $0.07 more for each share than if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Proposal is not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of its initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed a business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.

The Board currently believes that there will not be sufficient time before October 27, 2022 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. If we fail to complete an initial business combination on or before October 27, 2022, we would be precluded from completing our initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating a business combination.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Eucrates and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

Interests of Eucrates’ Current and Former Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	the fact that our sponsor holds 2,619,906 founder shares (purchased for $25,000) and 359,592 units (purchased for approximately $3.6 million) that would expire worthless if a business combination is not consummated;

•	In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of a business combination into additional private placement units at a price of $10.00 per unit. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. As of the record date, there was $250,000 outstanding under the Working Capital Loans.

•	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account and except as to claims under our indemnity of the underwriters of the IPO against certain liabilities; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least 65% of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

All of Eucrates’ sponsor, directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, our sponsor, directors and executive officers of Eucrates and their affiliates beneficially owned and were entitled to vote 2,619,906 ordinary shares of Eucrates, representing approximately 19.5% of Eucrates’ issued and outstanding ordinary shares.

In addition, Eucrates’ sponsor, directors, executive officers and their affiliates may choose to buy units or ordinary shares of Eucrates in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Eucrates held by affiliates will be voted in favor of the Extension Proposal. As this proposal is not a “routine” matter brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

At the special meeting, shareholders are being asked to elect two directors to the Board to each serve as Class I directors of the Company.

Prior to our IPO, the Board was divided into three classes: the Class I directors, the Class II directors and the Class III directors. The original Class I directors stand elected for a term expiring at the Company’s first annual general meeting, the original Class II directors stand elected for a term expiring at the Company’s second annual general meeting, and the original Class III directors stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the first annual general meeting, and then at each following annual general meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual general meeting following their election. Directors whose terms expire at an annual general meeting may also be elected for a further three-year period, if nominated by the Board.

As the special meeting is in lieu of the Company's 2022 annual general meeting (being the Company’s first annual general meeting since its IPO), the terms of the current Class I directors, Mr. William I. Campbell and Ms. Nina Shapiro, will expire at the special meeting. The Board has nominated Mr. William I. Campbell and Ms. Nina Shapiro, each a current director, for election as Class I directors, to hold office until the third annual general meeting of shareholders following this special meeting, or until his or her successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to elect each of Mr. William I. Campbell and Ms. Nina Shapiro unless one is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.

For biographies of Mr. William I. Campbell and Ms. Nina Shapiro, please see the section entitled "Management."

Required Vote

Approval of each director requires the affirmative vote of holders of at least a majority of Eucrates ordinary shares present (in person or by proxy) at the special meeting and voting on the Director Proposal. You may vote for or against one, two or all three of the nominees. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal. As this proposal is not a "routine" matter, brokers will not be permitted to exercise discretionary voting on this proposal.

All of Eucrates’ sponsor, directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of each director nominee. On the record date, our sponsor, directors and executive officers of Eucrates and their affiliates beneficially owned and were entitled to vote 2,619,906 ordinary shares of Eucrates, representing approximately 19.5% of Eucrates’ issued and outstanding ordinary shares.

Recommendation of the Board

The Board recommends that you vote "FOR" the election of the nominees named above.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal. If the Adjournment Proposal is not approved by our shareholders, it is agreed that the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal.

The full text of the Adjournment Proposal is set forth in Annex A.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person online or by proxy) and voting on the Adjournment Proposal at the special meeting will be required to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal. As this proposal is not a “routine” matter brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place. The special meeting of Eucrates’ shareholders will be held at 9:00 a.m., Eastern Time on Monday, October 24, 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at                            .

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Eucrates ordinary shares at the close of business on September 30, 2022, the record date for the special meeting. You will have one vote per proposal for each Eucrates share you owned at that time. Eucrates warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the meeting and are voted is required to elect each of the two nominees as directors pursuant to the Director Proposal. The affirmative vote of a majority of the Company's ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and are voted will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

At the close of business on the record date, there were 13,459,124 outstanding ordinary shares of Eucrates each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Proposal approved, you should vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for October 24, 2022, you must demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the Extension Proposal and the Director Proposal being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person online or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the special meeting.

We have retained Advantage Proxy to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the special general meeting.

Management

Our current directors and executive officers are as follows:

Name	Age	Position
Dr. Stelios Papadopoulos	72	Chairman of the Board
Parag Saxena	65	Chief Executive Officer, Director
Dr. Evangelos (Vangelis) Vergetis	42	President, Chief Operating Officer and Director
Gonzalo Cordova	67	Chief Financial Officer
Shrikant Sathe	66	Senior Vice President
Atanuu Agarrwal	31	Vice President
Daphne Karydas	47	Director
William I. Campbell	76	Director
Nina Shapiro	72	Director
Amitabh (Amit) Singhal	52	Director

Dr. Stelios Papadopoulos, the Chairman of our Board of Directors, is Chairman of the Board of Directors of Biogen Inc., Exelixis, Inc., and Regulus Therapeutics Inc. He is a co-founder of Exelixis, Inc. as well as co-founder and former Chairman of Anadys Pharmaceuticals, Inc. (acquired by Hoffman - La Roche in 2011) and Cellzome, Inc. (acquired by GlaxoSmithKline in 2012). In the not-for-profit sector, Dr. Papadopoulos is a member of the Board of Visitors of Duke Medicine, a member of the Global Advisory Board of the Duke Institute for Health Innovation, and co-founder and Chairman of Fondation Sante, a foundation providing research grants to biomedical scientists in Greece and Cyprus. Dr. Stelios Papadopoulos spent six years (2000-2006) at Cowen & Co., LLC, most recently as Vice Chairman, where as an investment banker he focused on the biotech and pharma sectors. Prior to joining Cowen, he spent 13 years as an investment banker at Paine Webber, Incorporated where he was most recently Chairman of Paine Webber Development Corp., a Paine Webber subsidiary focusing on biotechnology. He joined Paine Webber in 1987 from Drexel Burnham Lambert where he was an analyst in the Equity Research Department covering the biotechnology industry. Prior to Drexel, he was the biotechnology analyst of Donaldson, Lufkin & Jenrette. Before coming to Wall Street, Dr. Papadopoulos was on the faculty of the Department of Cell Biology at New York University School of Medicine. Dr. Papadopoulos holds an M.S. in physics, a Ph.D. in biophysics and an M.B.A. in finance, all from New York University. We believe Dr. Papadopoulus’s deep scientific, financial, entrepreneurial and businesss expertise and extensive experience as a member of the boards and board committees of other public companies qualifies him to serve on our Board of Directors.

Parag Saxena, our Chief Executive Officer and member of our Board of Directors, has extensive investment experience in the U.S. and in the Indian subcontinent. Mr. Saxena co-founded Vedanta Management L.P. and New Silk Route Advisors L.P., private equity investment management firms, in 2006 which currently collectively manage over $600 million in assets. He is the Managing Partner and Chief Executive Officer of both firms. Since August 2018, he has served as Chairman for Tenzing Acquisition Corporation and now serves as Chairman of Reviva Pharmaceuticals Holdings, Inc. Previously, he was Chief Executive Officer of INVESCO Private Capital (and its predecessor firms), a venture capital firm in the U.S. During his 23-year tenure, over 300 investments were made, including early stage investments in Amgen, Costco, PictureTel, Polycom, Staples and Starbucks. Mr. Saxena led more than 90 investments for INVESCO Private Capital (and its predecessor firms), a third of which went on to become public companies. These investments include Alkermes, Celgene, Genomic Health, Indigo, Masimo, Transgenomic, Xenon Pharmaceuticals, Amber Networks, ARM Holdings, MetroPCS, and Volterra. Mr. Saxena has served on committees advising the Prime Minister of India on foreign direct investments, and the Planning Commission of India on venture capital. He was also a Director of the Indian Institute of Technology, Bombay’s Heritage Fund as well as a Trustee of the Bharatiya Vidya Bhavan. He is on the Advisory Board of the Center for Advanced Studies on India at the University of Pennsylvania and is on the Indian Advisory Council of Brown University. Mr. Saxena was the President of TiE Tri-State (NY, CT, NJ) from 2003 to 2010. He was also on Mayor Bloomberg’s Applied Sciences NYC Advisory Committee. Mr. Saxena received an M.B.A. from the Wharton School of the University of Pennsylvania. He earned a B.Tech. from the Indian Institute of Technology, Bombay and an M.S. in Chemical Engineering from the West Virginia College of Graduate Studies. We believe Mr. Saxena’s deep financial, entrepreneurial and business expertise and extensive experience as a member of the boards and board committees of other public companies qualifies him to serve on our Board of Directors.

Dr. Evangelos (Vangelis) Vergetis, our President, Chief Operating Officer and member of our Board of Directors, is a company founder with over a dozen years of early-stage investing, strategic advisory and operational experience in data science and healthcare. Dr. Vergetis is a co-founder, and currently serves as a member of the Board of Directors, of Intelligencia Inc, a venture-funded company founded in 2017 which applies artificial intelligence to pharmaceutical research and development to assess and minimize the risk of clinical development. Prior to co-founding Intelligencia, Dr. Vergetis worked at Hakluyt from 2014 to 2018, where he was a Partner, and worked at McKinsey & Company from 2006 to 2014, where he most recently served as an Associate Partner. During his time at Hakluyt and McKinsey, Dr. Vergetis led or facilitated multiple diligences in healthcare, and several engagements designing and putting in place different operating models for healthcare companies. Dr. Vergetis has been working in the intersection of technology/data science and healthcare for more than a decade, is a board member and member of the Executive Committee of the Alliance for Artificial Intelligence in Healthcare (AAIH), and has served as a member of the Dean’s Advisory Council for Cornell’s Ann S. Bowers College of Computing and Information Science. He received a B.S. in Computer Science and Electrical Engineering from Cornell University, and Ph.D. in Electrical Engineering from the University of Pennsylvania. We believe Dr. Vergetis’s deep financial, entrepreneurial and business expertise qualifies him to serve on our Board of Directors.

Gonzalo Cordova, our Chief Financial Officer, has served as Chief Financial Officer for Tenzing Acquisition Corporation since August 2018 through December 2020 and has been Senior and Lead Portfolio Manager of over $900 million in structured finance vehicles, including a collateralized financial obligations of private equity holdings and collateralized bond obligations of emerging market collateral. In a career spanning over 30 years, he has also served as director of a long short equity hedge fund, managed global balanced and fixed income funds and portfolios, served as Investment Counselor specializing in emerging markets and derivatives transactions, and has been a member of various investment policy and asset allocation committees. Mr. Cordova has been a Partner at Vedanta Capital since 2006, where he has served on committees having responsibility for evaluation and selection of private equity funds as well as private companies with an asset value of over $600M. Mr. Cordova earned his B.A. and M.A. degrees in economics from the University of Florida and a Diplôme d’Etudes Approfondies in economic policy from Institut d’Etudes Politiques in Paris. He received his PhD in economics from the Graduate Center, City University of New York, where he concentrated in environmental and financial economics. He holds a Chartered Financial Analyst designation.

Shrikant Sathe, our Senior Vice President, has over 24 years of operational experience in the technology area, over 20 years of which have been with private companies. Mr. Sathe joined as a Partner in Vedanta in 2007, around the time of its inception. Since then he has been involved in direct investment activities in the technology and healthcare areas, and in fund of fund investments in early and growth stage venture funds. He has served as a board member and member of the advisory board at several of the Vedanta portfolio companies and funds. Prior to joining Vedanta, he also has served in many functional areas including engineering, marketing, business development, international sales, and general management. Mr. Sathe started his career at Intel Corporation in engineering in 1979. Since then he has worked for several private companies, two of which (Daisy Systems and Cadence Design Systems) have gone public and one has been acquired by a publicly traded company (Infineon Technologies). Mr. Sathe worked at Daisy Systems as Customer Marketing Manager, at Cadence Design Systems as Director of Product Marketing and Director of Strategic Partnerships, and at Infineon Technologies as Senior Vice President of Marketing for a business unit. He holds a BTech degree from Indian Institute of Technology, Bombay, an MSEE from Virginia Tech, and an MBA from the Wharton School, University of Pennsylvania.

Atanuu Agarrwal our Vice President, is Co-founder and Director at Upside AI, a investment management firm (founded in December 2017) in India that uses machine learning to drive investment decisions. Previously, he was Vice President at NSR Advisors and Vedanta. He had been an investment professional with them since December 2012, through to July 2021. Since August 2018, through December 2020 he served as Vice President for Tenzing Acquisition Corporation which completed a business combination with Reviva Pharmaceuticals. He has worked closely on investments worth over $500 million across financial services, education, telecom, pharmaceutical and media sectors. These include: (i) early stage investments in the biotech, digital health, medical devices, and SAAS sectors for Vedanta and Tenzing Acquisition Corporation; (ii) a financial services platform to invest in PNB Housing Finance, which platform subsequently sold to Carlyle in 2015 resulting in a highly profitable exit for NSR Advisors; PNB Housing Finance later went public in India; and (iii) NSR’s investments in Beaconhouse, a large network of K12 schools present in 7 countries, and Varsity Education Management, a leading service provider to K12 schools and colleges in India. From 2011 to 2012, Mr. Agarrwal was part of the investment banking team at Credit Suisse where he was part of the successful $3 billion acquisition of a stake in a Portuguese utility, EDP, by China Three Gorges, which at that time was the largest ever China-into-Portugal cross-border investment. Mr. Agarrwal holds a B.tech and M.tech in Materials Science from the Indian Institute of Technology, Bombay where he completed a dissertation on the applications of Graphene in drug delivery systems and co-authored a paper in the prestigious Journal of Magnetism and Magnetic Materials.

Daphne Karydas, a member of our Board of Directors, has served as the Chief Financial Officer and Chief Operating Officer of Flare Therapeutics since October 2021. Previously, she served as the Chief Financial Officer of Syndax Pharmaceuticals from July 2020 through October 2021, and also held positions as the Senior Vice President of Corporate Strategy, Corporate Financial Planning and Analysis and Head of Global Investor Relations at Allergen from April 2017 to May 2020, until its acquisition by Abbvie. In these roles, Ms. Karydas oversaw Allergen’s long-term financial and business strategy, and also led engagement with the investment community and business strategy development. Prior to her operating roles at Syndax Pharmaceuticals and Allergan, Ms. Karydas spent approximately 16 years in investment banking and asset management roles, focused exclusively in the healthcare space, including biopharmaceuticals, life sciences & medical technologies and healthcare services. Prior to joining Allergan, Ms. Karydas served as Executive Director and Senior Healthcare Analyst at J.P. Morgan Asset Management. Previously, Ms. Karydas was a Portfolio Manager and Senior Healthcare Analyst at The Boston Company Asset Management, a BNY Mellon company. Earlier, Ms. Karydas was a Vice President at Goldman Sachs Asset Management focused on healthcare, as well as a member of Goldman Sachs’ healthcare investment banking team. Before joining Goldman Sachs, she was a Project Chemical Engineer at Merck & Co. where she focused on process development for novel vaccines. Ms. Karydas received a B.A. and M.S. in chemical engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. We believe Ms. Karyadas’s deep financial, entrepreneurial and business expertise and experience as a member of the board of another public company qualifies her to serve on our Board of Directors.

William I. Campbell, a member of our Board of Directors, currently serves as President of Sanoch Management, a consulting and investment vehicle for financial companies, start-ups, and venture capital firms, since January 2012. He also serves as Senior Operating Advisor for NSR Advisors. Mr. Campbell served as a Senior Advisor to the Chairman and CEO of JPMorgan Chase from 2008 until 2012. Prior to that position, William was the Chairman of the Card Services Unit at JPMorgan Chase, the nation’s second largest credit card organization, from 2003 until 2008. From 2005 to 2007 he served as Chairman of Visa International, leading the organization to its IPO, the largest in U.S. history in 2008. Prior to his executive roles mentioned above, Mr. Campbell oversaw Citigroup’s Global Consumer Business from 1996 through 2000. Mr. Campbell spent 28 years at Philip Morris, including five years as Chief Executive Officer of Philip Morris USA. He began his career in Canada in brand management and eventually served as President of Philip Morris Asia Pacific, EVP of Marketing and Sales for Philip Morris USA, and then EVP of Strategic Planning for Philip Morris Companies. William Campbell earned a Bachelor’s Degree in Economics from the University of Alberta in 1965 and a Master’s Degree in Business Administration from the University of Western Ontario in 1967. In 2001, together with his wife and daughters, Mr. Campbell created The Campbell Family Foundation. A primary goal of Mr. Campbell and his family was to become active philanthropists with a mission of providing low cost interventions to change lives. In support of that effort he serves as a founding Board member and Chairman of the END Fund, a private philanthropic initiative dedicated to controlling and eliminating neglected tropical diseases (NTDs) that affect over one billion people globally. Mr. Campbell is a passionate and avid supporter of the Brooklyn Academy of Music (BAM), where he has served on the Board since 1992 and is currently serving as Vice Chairman. His appreciation of the arts has also inspired William to serve as the Chairman of The Byrd Hoffman Water Mill Foundation that honors the work of Robert Wilson and provides residency opportunities for artists’ development. We believe Mr. Campbell’s extensive experience in general management and corporate finance across marquee multinational corporations qualifies him to serve on our Board of Directors.

Nina Shapiro, a member of our Board of Directors, is a Senior Operating Advisor for NSR Advisors. She is the former Vice President Finance and Treasurer of the World Bank Group’s International Finance Corporation (IFC). She was appointed Treasurer in 2000 and Vice President Finance in 2003, and held those titles until she retired in 2011. In those roles Ms. Shapiro managed IFC’s funding, liquid asset investments, asset liability management and the Corporation’s initiatives in structured finance and in local currency and risk hedging instruments. She has also held several prominent positions at the World Bank including Senior Financial Analyst for Asia Infrastructure and Director of Project Finance and Guarantees, where she developed the Bank’s partial risk guarantee instrument in project finance and the partial credit guarantee in capital market transactions. Ms. Shapiro currently serves on the boards of HSBC Global Asset Management, Global Parametrics, Indentiv and served on the board of Man Group PLC until 2018. She also currently serves on the advisory boards of Mountain Nazca and Carbon Trust. Ms. Shapiro holds an MBA from Harvard Business School, where she received a Sheldon Fellowship, and a Masters in Planning from Harvard Graduate School of Design. In 2010, she received the Euroweek Lifetime Achievement Award for her contributions to the capital markets. We believe Ms. Shapiro’s strong expertise in finance and international and domestic business transactions qualifies her to serve on our Board of Directors.

Amitabh (Amit) Singhal, a member of our Board of Directors, worked at Google from November 2000 to February 2016 in various positions including Senior Vice President of Search and in 2006 was named a Google Fellow, an award given to the company’s “elite engineers,” as recognition of his rewrite of the ranking code. He led Google’s core ranking team which focused on improving the accuracy, speed, and thoroughness of Google searches. During his tenure at Google, Singhal received numerous awards and honors. In 2009, Singhal was named by India Abroad as one of the 50 most influential Indian Americans. In 2011, he was inducted as a fellow of the Association for Computing Machinery and was given the UBM Award for Outstanding Achievement in Science and Technology at the Asian Awards. Following his departure from Google in February 2016, Mr. Singhal and his spouse founded the Sitare Foundation which provides educational opportunities for underprivileged children in India. Mr. Singhal joined Uber Technologies, Inc. in January 2017 as Senior Vice President of Engineering and left in February 2017 upon it learning a female employee had complained of inappropriate conduct by him during his time at Google. Subsequent related shareholder lawsuits were filed against, among others, Google, all its Board members and Mr. Singhal which was resolved, by stipulation of all Defendants, and court approval in or around late November 2020. Mr. Singhal currently serves on the boards of GOQii Inc and One Hundred Feet Inc. and served on the board of One97 Communications Ltd. until 2019. Mr. Singhal received a B.S. degree in Computer Science from University of Roorkee (now IIT Roorkee) in India, an M.S. in Computer Science from the University of Minnesota, and a Ph.D. in Computer Science from Cornell University. We believe Mr. Singhal’s deep scientific, financial, entrepreneurial and business expertise qualifies him to serve on our Board of Directors.

Director Independence

Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Campbell and Singhal and Mss. Karydas and Shapiro are our independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Committees of the Board of Directors

Mss. Karydas and Shapiro and Mr. Campbell serve as members of our audit committee. Ms. Shapiro serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Mss. Karydas and Shapiro and Mr. Campbell are independent.

Audit Committee

Each member of the audit committee is financially literate and our board of directors has determined that Ms. Shapiro qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Responsibilities of the audit committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have a compensation committee of the board of directors that consists of Mr. Campbell and Ms. Shapiro. Mr. Campbell serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

●	reviewing and approving the compensation of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Campbell and Singhal and Ms. Karydas. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Our board of directors is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Campbell and Ms. Shapiro, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Messrs. Singhal and Vergetis and Ms. Karydas, will expire at our second annual meeting of shareholders. The term of office of the third class of directors, consisting of Messrs. Papadopoulos and Saxena, will expire at our third annual meeting of shareholders.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws.

You will be able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Below is a table summarizing the entities to which our officers, directors and director nominees currently have fiduciary duties or contractual obligations.

Individual	Entity	Entity’s Business	Affiliation
Dr. Stelios Papadopoulos	Biogen Inc.	Biopharmaceuticals	Chairman

	Exelixis, Inc.	Biotechnology	Chairman

	Regulus Therapeutics Inc.	Biopharmaceuticals	Chairman

Parag Saxena	New Silk Route Partners Ltd (and affiliated entities)	Asset Management	CEO and Director

	Vedanta Partners, LLC (and affiliated entities)	Asset Management	CEO and Member of Board of Managers

	Tenzing LLC	Asset Management	Managing Member

	Ascend Telecom Infrastructure Private Limited	Telecom Towers	Director

	Augere Holdings (Netherlands)BV	Telecom Services	Director

	Loan Frame Technologies PTE Ltd.	Financial Technology	Director
	SetuServ, Inc.	Software Services	Director
	CereSpir Inc.	Pharmaceutical Research	Director
	Arduino Holdings Limited	Asset Management	Director
	Cercacor Laboratories, Inc.	Medical Devices	Director

	Weikfield Foods Private Limited	Consumer Packaged Goods	Director

	Eco Valley Farms and Foods Ltd	Consumer Packaged Goods	Director

	Puruvaras Consultancy Private Ltd	Business Consulting	Director

	CHIPS. Health, Ltd.	Healthcare Platform	Director

	Bio Bharat Ltd. (and affiliated entities)	Biotechnology	Director

Dr. Evangelos (Vangelis) Vergetis	Intelligencia, Inc.	Data Science	Board member

	Alliance for Artificial Intelligence in Healthcare	Global Advocacy	Director

Gonzalo Cordova	Vedanta Management, LP	Asset Management	Partner, Portfolio Manager

Shrikant Sathe	Vedanta Management, LP	Asset Management	Director of Business Development

	Augere Wireless Bangladesh Broadband, Ltd.	Telecom Services	Director

Atanuu Agarrwal	Wyridian Advisors LLP	Asset Management	Partner

Daphne Karydas	Syndax Pharmaceuticals Inc.	Biopharmaceuticals	CFO

	Elicio Therapeutics, Inc.	Biotechnology	Director

William Campbell	Sanoch Management	Asset Management	Founder

	New Silk Route Advisors, LP (and affiliated entities)	Asset Management	Senior Operating Advisor

	First Beverage Group LLC	Asset Management	Director

Nina Shapiro	New Silk Route Advisors, LP (and affiliated entities)	Asset Management	Senior Operating Advisor

	Indentiv, Inc.	Security	Director

	HSBC Global Asset Management	Asset Management	Director

	Global Parametrics	Technology	Director

	Man Group	Asset Management	Board Member

	RusRail Leasing	Commercial Services	Board Member

	African Minerals	Iron Ore Development	Board Member

	World Bank Group	Financial Institution	Pension Board Member

Amitabh (Amit) Singhal	GOQii Inc.	Technology	Director

	One Hundred Feet Inc.	Technology	Director

	Fingo Inc.	Financial Technology	Director

	REX Homes	Real Estate	Director

Under British Virgin Islands law, the directors owe fiduciary duties at both common law and under statute, including a statutory duty to act honestly, in good faith and with a view to the company’s best interests. When exercising powers or performing duties as a director, the director shall exercise the care, diligence and skill that a reasonable director would exercise in the circumstances taking into account, without limitation the nature of the company; the nature of the decision; and the position of the director and the nature of the responsibilities undertaken by him. In exercising the powers of a director, the directors shall exercise their powers for a proper purpose and shall not act or agree to the company acting in a manner that contravenes our memorandum and articles of association or the Companies Act.

In certain limited circumstances, a shareholder has the right to seek various remedies against the company in the event the directors are in breach of their duties under the Companies Act. Pursuant to Section 184B of the Companies Act, if a company or director of a company engages in, or proposes to engage in or has engaged in, conduct that contravenes the provisions of the Companies Act or the memorandum or articles of association of the company, the British Virgin Islands Court may, on application of a shareholder or director of the company, make an order directing the company or director to comply with, or restraining the company or director from engaging in conduct that contravenes the Companies Act or the memorandum or articles of association. Furthermore, pursuant to section 184I(1) of the Companies Act a shareholder of a company who considers that the affairs of the company have been, are being or likely to be, conducted in a manner that is, or any acts of the company have been, or are likely to be oppressive, unfairly discriminatory, or unfairly prejudicial to him in that capacity, may apply to the British Virgin Islands court for an order that the Court considers just and equitable which, inter alia, can require the company or any other person to pay compensation to the shareholders.

Potential investors should also be aware of the following other potential conflicts of interest:

●	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

●	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	Our sponsor purchased founder shares prior to the date of this prospectus and our sponsor will purchase the insider units in transactions that will close simultaneously with the closing of this offering. Our initial shareholders have agreed to waive their right to liquidating distributions with respect to its founder shares and private shares if we fail to consummate our initial business combination within 24 months. However, if our initial shareholders acquire public shares in or after this offering, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the insider units will be used to fund the redemption of our public shares, and the insider units will expire worthless. Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell their founder shares until the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. With certain limited exceptions, the insider units will not be transferable, assignable or salable by our initial shareholders until after the completion of our initial business combination.

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

Subject to the foregoing fiduciary duties or contractual obligations, each of our officers and directors has agreed that until the earliest of our initial business combination, our liquidation or such time as he ceases to be an officer or director, to present to us for our consideration, prior to presentation to any other entity, investment opportunities that might be suitable for our business. However, if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has pre-existing fiduciary or contractual obligations, he or she will be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us or, in the case of a non-compete obligation, possibly prohibited from referring such opportunity to us.

In the event that we submit our initial business combination to our public shareholders for a vote, our initial shareholders have agreed to vote their founder shares and any public shares purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any public shares purchased during or after the offering in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our memorandum and articles of association provide that, subject to certain limitations, the company shall indemnify its directors and officers against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings. Such indemnity only applies if the person acted honestly and in good faith with a view to the best interests of the company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful. The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the company and as to whether the person had no reasonable cause to believe that his conduct was unlawful and is, in the absence of fraud, sufficient for the purposes of the memorandum and articles of association, unless a question of law is involved. The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the company or that the person had reasonable cause to believe that his conduct was unlawful.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our memorandum and articles of association. Our memorandum and articles of association also permits us to purchase and maintain insurance on behalf of any officer or director who at the request of the Company is or was serving as a director or officer of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the company has or would have had the power to indemnify the person against the liability as provided in the memorandum and articles of association. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Eucrates’ ordinary shares as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our current officers and directors; and

•	all current officers and directors as a group.

As of the record date, there were a total of 13,459,124 ordinary shares (including 10,479,626 public shares) issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Eucrates LLC(2)	2,619,906	19.5%
Dr. Stelios Papadopoulos(2)	2,619,906	19.5%
Parag Saxena(2)	2,619,906	19.5%
Dr. Evangelos (Vangelis) Vergetis(3)	-	-
Shrikant Sathe(3)	-	-
Gonzalo Cordova(3)	-	-
Atanuu Agarrwal(3)	-	-
Daphne Karydas(3)	-	-
William I. Campbell(3)
Nina Shapiro(3)
Amitabh (Amit) Singhal(3)
BlackRock, Inc. (4)	900,132	6.7%
T. Rowe Price Associates, Inc. (5)	730,864	5.4%
All directors and officers as a group (10 individuals)	2,619,906	19.5%

(1)	Unless otherwise indicated, the business address of each of the individuals is 250 West 55th Street, Suite 13D, New York, New York 10019.

(2)	Represents shares held by our sponsor. Each of our officers and directors is expected to become a member of our sponsor. The shares held by our sponsor are beneficially owned by Parag Saxena, our Chief Executive Officer, and Stelios Papadopoulos, our Chairman, the managing members of our sponsor, who have voting and dispositive power over the shares held by our sponsor.

(3)	Does not include any shares held by our sponsor. This individual is a member of our sponsor.

(4)	According to a Schedule 13G filed with the SEC on February 8, 2022.

(5)	According to a Schedule 13G filed with the SEC on February 8, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August 2020, our sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 2,875,000 founder shares. The founder shares included an aggregate of up to 375,000 shares subject to forfeiture by our sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the sponsor would collectively own 20% of the Company’s issued and outstanding shares after the IPO (assuming the sponsor did not purchase any public shares in the IPO and excluding the private units and underlying securities). As a result of the underwriters’ election to partially exercise their over-allotment option on November 24, 2020, a total of 119,906 founder shares are no longer subject to forfeiture and 255,094 founder shares were forfeited, resulting in 2,619,906 founder shares issued and outstanding.

Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell their founder shares until the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Simultaneously with the closing of the IPO, our sponsor purchased an aggregate of 350,000 private units at a price of $10.00 per private unit, or $3,500,000. On November 24, 2020, in connection with the underwriters’ election to partially exercise their over-allotment option, the Company sold an additional 9,592 private unit to the sponsor, at a price of $10.00 per private unit, generating gross proceeds of $95,925.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will be responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of notes were so converted as well as warrants to purchase 50,000 shares).

On January 20, 2022, we issued an unsecured promissory note (the “2022 Promissory Note”) to our sponsor. The 2022 Promissory Note provides that we may borrow up to an aggregate maximum amount of $600,000 from our sponsor. On January 24, 2022, we made an initial draw on the 2022 Promissory Note of $250,000. The notes are convertible into private units as described above.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view.

Our initial shareholders and their permitted transferees can demand that we register the founder shares, the insider units and underlying securities and any securities issued upon conversion of working capital loans, pursuant to an agreement to be signed prior to or on the date of this prospectus. The holders of the private units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a business combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a business combination.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the year 2023 annual general meeting, you need to provide it to Eucrates in a reasonable time before we print and send our proxy materials for our 2023 annual general meeting. Shareholder proposals for the 2023 annual general meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2023 annual general meeting. Under British Virgin Islands law and the Amended and Restated Memorandum and Articles of Association, the Board is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is in writing made by shareholders who are together entitled to exercise 30% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, the Board has discretion as to whether or not such request should be included.

If the Extension Proposal is not approved, there will be no annual general meeting in 2023.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Eucrates and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Eucrates’ proxy statement. Upon written or oral request, Eucrates will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Eucrates deliver single copies of such documents in the future. Shareholders may notify Eucrates of their requests by calling or writing Eucrates at Eucrates’ principal executive offices at 250 West 55th Street, Suite 13D, New York, NY 10019.

WHERE YOU CAN FIND MORE INFORMATION

Eucrates files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Eucrates with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. Eucrates files its reports, proxy statements and other information electronically with the SEC. You may access information on Eucrates at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal, Director Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Eucrates Biomedical Acquisition Corp.

250 West 55th Street, Suite 13D

New York, NY 10019

Tel: (212) 710-5220

or:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than October 16, 2022.

ANNEX A
EUCRATES biomedical ACQUISITION CORP. (the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Eucrates Biomedical Acquisition Corp. shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:

“23.2

In the event that the Company fails to consummate a Business Combination by April 27, 2023, (such date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares (as defined below) and distribute the funds held in the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Adjournment Proposal

It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Proposal.

A-1

PROXY

EUCRATES BIOMEDICAL ACQUISITION CORP.
250 WEST 55TH STREET, SUITE 13D
NEW YORK, NY 10019

SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 24, 2022

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

EUCRATES BIOMEDICAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
OCTOBER 24, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated _____________, 2022, in connection with the special meeting and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m. Eastern Time on Monday, October 24, 2022, as a virtual meeting, and hereby appoints Parag Saxena and Stelios Papadopoulos, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Eucrates Biomedical Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSAL 3, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 24, 2022: This notice of meeting and the accompany proxy statement are available at                            .

A-2

Proposal 1 – Extension Proposal	FOR	AGAINST	ABSTAIN
Amend Eucrates’ Amended and Restated Memorandum and Articles of Association to extend the date that Eucrates must consummate a business combination to April 27, 2023 by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement.	☐	☐	☐
Proposal 2 – Director Proposal	FOR ALL	AGAINST ALL	FOR ALL EXCEPT*
	☐	☐	☐
*Instruction: To withhold authority to vote for any individual nominee, mark the "For all Except" box above and write that nominee's name on the line provided below. __________________
Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.	☐	☐	☐

REGARDLESS OF WHETHER YOU VOTE “FOR” OR “AGAINST” PROPOSAL 1 OR “ABSTAIN,” IF YOU HOLD ORDINARY SHARES ISSUED IN THE COMPANY’S IPO, OR PUBLIC SHARES, YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.

Dated: __________________, 2022

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSAL 3, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

A-3